Note 16 - Restricted Cash	3 Months Ended
Jun. 30, 2019
Statement Line Items [Line Items]
Disclosure of restricted cash [text block]
16.	Restricted cash

	As at June 30	As at March 31
(US dollars in thousands)	2019	2019	2018	2017
Bank guarantee security deposit	632	816	-	-
Preferred supplier agreement escrow	-	503	-	-
Total	632	1,319	-	-

At
June 30, 2019,
there is a total of
$0.6
million (
March 31, 2019:
$0.8
million) of cash which is subject to restriction as security for bank guarantees provided to customers in support of performance obligations under power services contracts.

In
2017,
a
third
-party U.S.-based solar EPC firm contributed
$0.5
million to the Company’s initial investment in the ISS Joint Venture, in consideration for a right to provide certain engineering services to the project. As the expected services were not
awarded on a timely basis, it was agreed that the deposit would be paid into escrow and subsequently returned to the EPC firm.